                                                                   EXHIBIT 23.3



              Consent of Independent Certified Public Accountants



American Realty Trust, Inc.
Dallas, Texas


We hereby consent to the incorporation by reference in the Prospectus constituting a part of this Registration Statement of our report dated March 24, 1999, relating to the consolidated financial statements and schedules of Income Opportunity Realty Investors, Inc. appearing in the Company's Annual Report on Form 10-K for the year ended December 31, 1998.


We also consent to the reference to us under the caption "Experts" in the Prospectus.

                              /s/ BDO SEIDMAN, LLP
                              -----------------------------------
                              BDO Seidman, LLP



Dallas, Texas
April 23, 1999